Exhibit 32.1

                           SECTION 1350 CERTIFICATION


I, Ronald K. Puetz, President and Chief Executive Officer of Tri City Bankshares
Corporation   (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 13, 2008
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                                           /s/Ronald K. Puetz
                                           -------------------------------------
                                           Ronald K. Puetz
                                           President and Chief Executive Officer
                                           (Chief Executive Officer)



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This statement "accompanies" the periodic report to which it relates and shall not be deemed as "filed" as part of the report or otherwise for purposes of the Securities Exchange Act of 1934.